UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – April 16, 2010 (April 15, 2010))

CODORUS VALLEY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-15536	23-2428543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

105 Leader Heights Road P.O. Box 2887 York, Pennsylvania (Address of principal executive offices)	17405-2887 (Zip code)

717-747-1519
(Registrant’s telephone number including area code)

N/A
 (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CODORUS VALLEY BANCORP, INC.
FORM 8-K

Section 2 – Financial Information

Item 2.02  Results of Operations and Financial Condition.

(a)  On April 15, 2010, Codorus Valley Bancorp, Inc. (Codorus Valley) issued a Press Release, attached as Exhibit 99.1, announcing the declaration of a quarterly cash dividend and the results of operations, in summary form, for the period ended March 31, 2010, compared to the period ended March 31, 2009.

Section 9 – Financial Statements and Exhibits.

   Item 9.01 Financial Statements and Exhibits

(c)  Exhibits.

No.           Description

99.1	Press release of Codorus Valley Bancorp, Inc., dated April 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Codorus Valley Bancorp, Inc.
(Registrant)

Date: April 16, 2010	/s/ Larry J. Miller
Larry J. Miller
President and Chief
Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

99.1	Press release of Codorus Valley Bancorp, Inc., dated April 15, 2010.